UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 27, 2007
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                            SANGAMO BIOSCIENCES, INC.
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               (Exact name of registrant specified in its charter)

        Delaware                     000-30171                   68-0359556
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    (State or other          (Commission File Number)        (I.R.S. Employer
    jurisdiction of                                          Identification No.)
     incorporation)

501 Canal Blvd, Suite A100, Richmond, California                  94804
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    (Address of principal executive offices)                    (Zip Code)

Registrant's telephone, including area code: (510) 970-6000
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         (Former name and former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
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     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
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     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01. Entry into a Material Definitive Agreement.

      On April 27, 2007, Sangamo BioSciences, Inc. ("Sangamo") entered into a Research and License Agreement (the "Agreement") with Genentech, Inc. ("Genentech"), pursuant to which Sangamo will provide Genentech with access to Sangamo's certain proprietary zinc-finger nuclease ("ZFN") technology for use in mammalian cell-based protein pharmaceutical production.

      Under the Agreement, Sangamo agrees to develop, validate, and optimize ZFNs capable of making certain targeted modifications to the genome of Genentech cell lines. Upon successful development of such ZFNs, Sangamo will transfer these ZFNs and the modified cell lines to Genentech and will provide technical support to Genentech with respect to the use of the transferred ZFN technology. If successful, Genentech may use Sangamo's ZFNs to generate cell lines with novel characteristics for protein pharmaceutical production purposes. In addition, Genentech has the right to generate the same targeted modifications in the Genentech cell lines using either Sangamo's ZFN technology or any other technology that is covered by Sangamo's intellectual property rights.

      In consideration for the rights and licenses granted to Genentech, as well as Sangamo's development efforts, Genentech will pay Sangamo an upfront fee, an ongoing technology access fee, and certain payments upon achievement of specified milestones relating to the research of ZFNs and the development and commercialization of products manufactured using a modified cell line created by ZFN technology or other technology covered by Sangamo's intellectual property rights

Item 7.01  Regulation FD Disclosure

      On April 30, 2007, the Company issued a press release announcing the transaction described in Item 1.01 above. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits. The following document is filed as exhibits to this report:

      99.1  Press Release of Sangamo Biosciences, Inc., dated April 30, 2007


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              SANGAMO BIOSCIENCES, INC.

Date: April 30, 2007                          By:
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                                              Name:    Edward O. Lanphier
                                              Title:   Chief Executive Officer